Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the quarterly report of ProUroCare Medical Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard C. Carlson, Chief Executive Officer of the Company certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer
November 20, 2006